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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                              --------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of Earliest Event Reported):                   Commission File Number:
         OCTOBER 16, 2000                                   01-12888


                              --------------------


                                SPORT-HALEY, INC.
             (Exact name of Registrant as specified in its charter)



             COLORADO                                      84-1111669
     (State of incorporation)                           (I.R.S. Employer
                                                      Identification Number)



                               4600 E. 48TH AVENUE
                             DENVER, COLORADO 80216
                                  303/320-8800
                         (Address of principal executive
                          offices and telephone number)


                              --------------------




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ITEM 5.

     On October 16, 2000, Sport-Haley, Inc. (the "Company") issued a press release announcing a delay in filing the Company's Form 10-K and of the expected restatement of financial statements for years ended June 30, 1999 and 1998. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



ITEM 7.  EXHIBITS

                  Exhibit No.             Description
                  -----------             -----------

                     99.1                 Press Release dated October 16, 2000





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPORT-HALEY, INC.


Date: October 16, 2000           By: /s/ Robert G. Tomlinson
                                    --------------------------------------------
                                    Robert G. Tomlinson, Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

   99.1                Press Release dated October 16, 2000